UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
January 19, 2011
Date of Report (Date of earliest event reported):
INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	000-21180 (Commission File Number)	77-0034661 (I.R.S. Employer Identification No.)
2700 Coast Avenue
Mountain View, CA 94043
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (650) 944-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     Amendment of the 2005 Equity Incentive Plan
     At the Annual Meeting of Stockholders of Intuit Inc. (“Intuit”) held on January 19, 2011, Intuit’s stockholders approved Intuit’s Amended and Restated 2005 Equity Incentive Plan (the “Plan”). The amendment was approved by Intuit’s Board of Directors, subject to the approval of Intuit’s stockholders, and became effective with such stockholder approval on January 19, 2011.
     As a result of such stockholder approval, the Plan was amended and modified in the following manner:
•	The term of the Plan was extended by four additional years, ending on January 19, 2015.

•	The number of shares of Intuit common stock available for awards granted under the Plan was increased by 31,000,000 (so that a maximum of 96,000,000 shares of Intuit common stock may be issued or delivered pursuant to awards granted under the Plan).

•	The terms of the Plan related to annual non-employee director automatic grants were removed such that automatic grants are no longer required under the terms of the Plan.

•	A “fungible share reserve” was implemented that changes the method of debiting (and crediting back, in certain limited circumstances) shares from the Plan’s share reserve. Under the Plan as amended, each share subject to an option or stock appreciation right reduces the share reserve by one (1) share, and each share subject to restricted stock or a restricted stock unit reduces the share reserve by two and three-tenths (2.3) shares.
     A more complete description of the terms of the Plan and the material amendments and modifications thereto can be found in “Proposal No. 3 — Approval of Amended and Restated 2005 Equity Incentive Plan” (pages 61 through 69) in Intuit’s definitive proxy statement dated November 24, 2010, and filed with the Securities and Exchange Commission on November 24, 2010. The foregoing descriptions are qualified in their entirety by reference to the Plan, a copy of which is filed as Exhibit 10.01 to this report.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     Intuit’s Annual Meeting of Stockholders was held on January 19, 2011. At the meeting:
1.	10 persons were elected to serve as directors of Intuit;

2.	The selection of Ernst & Young LLP to serve as the independent registered public accounting firm for fiscal year ended July 31, 2011 was ratified;

3.	The Amended and Restated 2005 Equity Incentive Plan was approved; and

4.	The non-binding advisory resolution on executive compensation was approved.

     Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.
1.	Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes

David H. Batchelder	266,446,166	2,891,424	30,125	19,146,016

Christopher W. Brody	250,654,062	18,683,822	29,831	19,146,016

William V. Campbell	248,337,862	20,184,583	845,270	19,146,016

Scott D. Cook	260,812,435	8,529,462	25,818	19,146,016

Diane B. Greene	267,404,762	1,934,175	28,778	19,146,016

Michael R. Hallman	261,584,501	7,753,840	29,374	19,146,016

Edward A. Kangas	264,443,922	4,876,646	47,147	19,146,016

Suzanne Nora Johnson	265,994,642	3,345,122	27,951	19,146,016

Dennis D. Powell	266,029,641	3,308,444	29,630	19,146,016

Brad D. Smith	264,112,931	5,226,556	28,228	19,146,016

2.	Ratification of Selection of Ernst & Young LLP to serve as Independent Registered Public Accounting Firm.

For	Against	Abstain	Broker Non-Votes

283,956,309	4,467,448	89,974	0

3.	Approval of the Amended and Restated 2005 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes

179,766,994	88,978,060	622,661	0

4.	Advisory Resolution on Executive Compensation.

For	Against	Abstain	Broker Non-Votes

241,698,058	26,513,939	1,155,718	0

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits

Exhibit	Description
10.01
Intuit Inc. Amended and Restated 2005 Equity Incentive Plan (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-171768) filed by the registrant with the Securities and Exchange Commission on January 19, 2011).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2011	INTUIT INC.
	By:	/s/ Laura A. Fennell
Laura A. Fennell
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
10.01
Intuit Inc. Amended and Restated 2005 Equity Incentive Plan (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-171768) filed by the registrant with the Securities and Exchange Commission on January 19, 2011).